SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 28, 2006 (March 28, 2006)

AMC ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8747	43-1304369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

In connection with a financial presentation, on March 28, 2006, AMC Entertainment Inc. (“AMCE”) disclosed non-public material information about AMCE to certain parties. AMCE is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 to comply with Regulation FD. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of AMCE’s filings, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 99.1	—	AMC Entertainment Inc. March 28, 2006 slide show presentation.

	Exhibit 99.2	—	Use of Non-GAAP Financial Information

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2006

AMC ENTERTAINMENT INC.

/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President and Chief Financial Officer